Evergreen Georgia Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

                                                                  Evergreen Georgia Municipal   Wachovia Georgia Municipal
                                                                           Bond Fund                   Bond Fund
--------------------------------------------------------------------------------------------------------------------------
                                                       Maturity    Principal                     Principal
                                             Coupon      Date        Amount     Market Value      Amount     Market Value
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.2%
Alaska - 0.5%
    Northern Tobacco Securitization
    Corp. Alaska RB                            5.50%   6/1/2029   $ 1,100,000    $ 1,109,646
                                                                                 -----------
                                                                                   1,109,646

Georgia - 93.5%
    Albany Dougherty, GA Payroll Dev.
    Auth. Solid Wst. Disp. RB, Proctor
    & Gamble Proj.                             5.20   5/15/2028     1,000,000      1,004,670
    Appling Cnty., GA Dev. Auth. PCRB,
    Oglethorpe Pwr. Corp., Hatch Proj.        7.125    1/1/2015     1,055,000      1,154,117
    Appling Cnty., GA Dev. Auth. PCRB,
    Oglethorpe Pwr. Corp., Hatch Proj.         7.15    1/1/2021       500,000        546,545
    Atlanta & Fulton Cnty., GA Recreation
    Auth. RB                                  5.375   12/1/2021                                  1,000,000     1,041,041
    Atlanta, GA Arpt. Facs. RB, Ser. A         6.50    1/1/2006     2,000,000      2,252,900
    Atlanta, GA Arpt. Facs. RB, Ser. A         6.50    1/1/2010     1,000,000      1,179,500     1,000,000     1,180,670
    Atlanta, GA Aprt. Facs. RRB                6.50    1/1/2009                                  1,300,000     1,519,556
    Atlanta, GA Downtown Dev. Auth. RRB        6.00   10/1/2006                                  2,000,000     2,105,700
    Atlanta, GA Downtown Dev. Auth. RRB        6.75   11/1/2014                                  1,500,000     1,683,780
    Atlanta, GA Urban Residential Fin.
    Auth. Dorm. Facs. RRB                      5.70   12/1/2010                                    510,000       552,477
    Atlanta, GA Wtr. & Swr. RB                 5.00    1/1/2015                                    700,000       746,242
    Atlanta, GA Wtr. & Swr. RB                 5.00   11/1/2008                                  1,000,000     1,082,110
    Atlanta, GA Wtr. & Swr. RB                 5.00   11/1/2029                                  4,050,000     4,054,334
    Augusta, GA Wtr. & Swr. RB                 5.15   10/1/2015                                  2,250,000     2,383,132
    Augusta, GA Wtr. & Swr. RB                 5.25   10/1/2017                                  1,980,000     2,090,187
    Baldwin Cnty., GA Hosp. Auth. RB,
    Oconne Regl. Med. Ctr.                     5.35   12/1/2014       565,000        528,563
    Baldwin Cnty., GA Hosp. Auth. RB,
    Oconne Regl. Med. Ctr.                     5.40   12/1/2015       630,000        587,948
    Butts Cnty., GA COP                        6.75   12/1/2014       300,000        338,316
    Cartersville, GA GO                        6.70    1/1/2012       120,000        141,205
    Cartersville, GA Dev. Auth. RB, Wtr.
    & Wastewater Facs. Anheuser-Busch
    Co., Inc.                                  7.40   11/1/2010     1,120,000      1,364,496
    Cherokee Cnty., GA Sch. Sys. RB            5.00    2/1/2013                                  1,500,000     1,602,975
    Cherokee Cnty., GA Wtr. & Swr.
    Auth. RB                                   4.75    8/1/2028                                  1,400,000     1,352,288
    Cherokee Cnty., GA Wtr. & Swr.
    Auth. RB                                   5.20    8/1/2025                                  1,805,000     1,870,359
    Clayton Cnty., GA Wtr. Auth. Wtr. &
    Swr. RB,                                   6.25    5/1/2016     2,000,000      2,294,940
    Clayton Cnty., GA Wtr. Auth. RB            5.00    5/1/2013                                  1,760,000     1,872,939
    Clayton Cnty., GA Hsg. Auth. Mtge.
    RB, Park Walk Apts., Ltd.                 7.125   12/1/2025       500,000        531,130
    Cobb Cnty., GA RRB                        5.125    7/1/2008                                  1,000,000     1,056,110
    Cobb-Marietta, GA Coliseum & Exhibit
    Hall Auth. RRB                             5.50   10/1/2012                                  1,250,000     1,399,250
    Cobb-Marietta, GA Coliseum & Exhibit
    Hall Auth. RRB                            5.625   10/1/2026                                  4,000,000     4,500,160
    Coffee Cnty., GA Hosp. Auth. RB,
    Coffee Regl. Med. Ctr., Ser. A             6.75   12/1/2016     1,600,000      1,599,024
    College Park, GA Business & IDA RB,
    Civic Ctr. Proj., Ser. A                   5.70    9/1/2009     1,000,000      1,128,550
    College Park, GA Business & IDA RB,
    Civic Ctr. Proj., Ser. A                   5.75    9/1/2010     1,470,000      1,660,747
    College Park, GA Business & IDA RB,
    Civic Ctr. Proj.                           5.75    9/1/2020     1,825,000      2,013,888
    Columbia Cnty., GA Wtr. & Swr. RB,         6.25    6/1/2015     1,200,000      1,375,644
    Columbia Cnty., GA Wtr. & Swr. RB,         6.25    6/1/2016     1,250,000      1,425,113
    Columbia Cnty., GA Wtr. & Swr. RB,         6.25    6/1/2017     1,390,000      1,579,304
    Conyers, GA Wtr. & Swr. RB, Ser. A         6.60    7/1/2015     1,000,000      1,111,070
    Coweta Cnty., GA Dev. Auth. RRB            5.75    1/1/2015                                  2,000,000     2,215,960
    Crisp Cnty., GA Dev. Auth. Env. Impt.
    RB, International Paper Co. Proj.,
    Ser. A                                     6.20    2/1/2020     1,250,000      1,298,663
    DeKalb Cnty., GA Hsg. Auth. MHRB,
    North Hill Apts. Proj.                    6.625    1/1/2005     1,405,000      1,511,386
    DeKalb Cnty., GA Hsg. Auth. MHRB,
    The Lakes at Indian Creek Proj.            7.15    1/1/2025       500,000        534,990
    De Kalb Cnty., GA Dev. Auth. RRB           5.25   11/1/2002                                  1,000,000     1,031,450
    De Kalb Cnty., GA Dev. Auth. RRB           6.00   10/1/2014                                  3,075,000     3,291,665
    De Kalb Cnty., GA Sch. Dist. GO,
    Ser. A                                     6.25    7/1/2011       500,000        590,245
    De Kalb Cnty., GA Sch. Dist. GO            6.25    7/1/2010                                  2,000,000     2,340,900
    De Kalb Cnty., GA Sch. Dist. GO            5.60    7/1/2008                                  1,000,000     1,063,860
    De Kalb Cnty., GA Wtr. & Swr. RRB          5.00   10/1/2028                                  3,450,000     3,451,863
    De Kalb Cnty., GA Wtr. & Swr. RRB         5.125   10/1/2031                                  3,080,000     3,116,652
    De Kalb Cnty., GA Wtr. & Swr. RRB         5.375   10/1/2018                                  1,000,000     1,060,680
    De Kalb Cnty., GA Wtr. & Swr. RRB         5.375   10/1/2019                                  1,000,000     1,056,550
    De Kalb Cnty., GA Wtr. & Swr. RRB         5.375   10/1/2020                                  1,000,000     1,054,910
    Effingham Cnty., GA Sch. Dist. GO          6.25    2/1/2007     1,260,000      1,426,925
    Effingham Cnty., GA Sch. Dist. GO          6.25    2/1/2008     1,160,000      1,326,112
    Effingham Cnty., GA Sch. Dist. GO          6.25    2/1/2009       500,000        577,115
    Fayette Cnty., GA Pub. Facs. Auth.
    RB, Criminal Justice Ctr. Proj.            6.25    6/1/2017       550,000        648,026
    Fayette Cnty., GA Pub. Facs. Auth.
    RRB                                        5.00    6/1/2030                                  6,420,000     6,427,447
    Fayette Cnty., GA Sch. Dist. GO            5.00    3/1/2007                                  1,000,000     1,072,650
    Fayette Cnty., GA Sch. Dist. GO            6.25    3/1/2005                                  1,600,000     1,765,120
    Fayette Cnty., GA Sch. Dist. GO            6.25    3/1/2006     2,200,000      2,466,420
    Fayette Cnty., GA Sch. Dist. GO           6.125    3/1/2015       600,000        657,198

                                            Evergreen Georgia Municipal
                                                Bond Fund Pro Forma
-------------------------------------------------------------------------
                                             Principal    Combined Market
                                               Amount          Value
-------------------------------------------------------------------------
MUNICIPAL BONDS - 98.2%
Alaska - 0.5%
    Northern Tobacco Securitization
    Corp. Alaska RB                         $ 1,100,000    $ 1,109,646
                                                           -----------
                                                             1,109,646

Georgia - 93.5%
    Albany Dougherty, GA Payroll Dev.
    Auth. Solid Wst. Disp. RB, Proctor
    & Gamble Proj.                            1,000,000      1,004,670
    Appling Cnty., GA Dev. Auth. PCRB,
    Oglethorpe Pwr. Corp., Hatch Proj.        1,055,000      1,154,117
    Appling Cnty., GA Dev. Auth. PCRB,
    Oglethorpe Pwr. Corp., Hatch Proj.          500,000        546,545
    Atlanta & Fulton Cnty., GA Recreation
    Auth. RB                                  1,000,000      1,041,041
    Atlanta, GA Arpt. Facs. RB, Ser. A        2,000,000      2,252,900
    Atlanta, GA Arpt. Facs. RB, Ser. A        2,000,000      2,360,170
    Atlanta, GA Aprt. Facs. RRB               1,300,000      1,519,556
    Atlanta, GA Downtown Dev. Auth. RRB       2,000,000      2,105,700
    Atlanta, GA Downtown Dev. Auth. RRB       1,500,000      1,683,780
    Atlanta, GA Urban Residential Fin.
    Auth. Dorm. Facs. RRB                       510,000        552,477
    Atlanta, GA Wtr. & Swr. RB                  700,000        746,242
    Atlanta, GA Wtr. & Swr. RB                1,000,000      1,082,110
    Atlanta, GA Wtr. & Swr. RB                4,050,000      4,054,334
    Augusta, GA Wtr. & Swr. RB                2,250,000      2,383,132
    Augusta, GA Wtr. & Swr. RB                1,980,000      2,090,187
    Baldwin Cnty., GA Hosp. Auth. RB,
    Oconne Regl. Med. Ctr.                      565,000        528,563
    Baldwin Cnty., GA Hosp. Auth. RB,
    Oconne Regl. Med. Ctr.                      630,000        587,948
    Butts Cnty., GA COP                         300,000        338,316
    Cartersville, GA GO                         120,000        141,205
    Cartersville, GA Dev. Auth. RB, Wtr.
    & Wastewater Facs. Anheuser-Busch
    Co., Inc.                                 1,120,000      1,364,496
    Cherokee Cnty., GA Sch. Sys. RB           1,500,000      1,602,975
    Cherokee Cnty., GA Wtr. & Swr.
    Auth. RB                                  1,400,000      1,352,288
    Cherokee Cnty., GA Wtr. & Swr.
    Auth. RB                                  1,805,000      1,870,359
    Clayton Cnty., GA Wtr. Auth. Wtr. &
    Swr. RB,                                  2,000,000      2,294,940
    Clayton Cnty., GA Wtr. Auth. RB           1,760,000      1,872,939
    Clayton Cnty., GA Hsg. Auth. Mtge.
    RB, Park Walk Apts., Ltd.                   500,000        531,130
    Cobb Cnty., GA RRB                        1,000,000      1,056,110
    Cobb-Marietta, GA Coliseum & Exhibit
    Hall Auth. RRB                            1,250,000      1,399,250
    Cobb-Marietta, GA Coliseum & Exhibit
    Hall Auth. RRB                            4,000,000      4,500,160
    Coffee Cnty., GA Hosp. Auth. RB,
    Coffee Regl. Med. Ctr., Ser. A            1,600,000      1,599,024
    College Park, GA Business & IDA RB,
    Civic Ctr. Proj., Ser. A                  1,000,000      1,128,550
    College Park, GA Business & IDA RB,
    Civic Ctr. Proj., Ser. A                  1,470,000      1,660,747
    College Park, GA Business & IDA RB,
    Civic Ctr. Proj.                          1,825,000      2,013,888
    Columbia Cnty., GA Wtr. & Swr. RB,        1,200,000      1,375,644
    Columbia Cnty., GA Wtr. & Swr. RB,        1,250,000      1,425,113
    Columbia Cnty., GA Wtr. & Swr. RB,        1,390,000      1,579,304
    Conyers, GA Wtr. & Swr. RB, Ser. A        1,000,000      1,111,070
    Coweta Cnty., GA Dev. Auth. RRB           2,000,000      2,215,960
    Crisp Cnty., GA Dev. Auth. Env. Impt.
    RB, International Paper Co. Proj.,
    Ser. A                                    1,250,000      1,298,663
    DeKalb Cnty., GA Hsg. Auth. MHRB,
    North Hill Apts. Proj.                    1,405,000      1,511,386
    DeKalb Cnty., GA Hsg. Auth. MHRB,
    The Lakes at Indian Creek Proj.             500,000        534,990
    De Kalb Cnty., GA Dev. Auth. RRB          1,000,000      1,031,450
    De Kalb Cnty., GA Dev. Auth. RRB          3,075,000      3,291,665
    De Kalb Cnty., GA Sch. Dist. GO,
    Ser. A                                      500,000        590,245
    De Kalb Cnty., GA Sch. Dist. GO           2,000,000      2,340,900
    De Kalb Cnty., GA Sch. Dist. GO           1,000,000      1,063,860
    De Kalb Cnty., GA Wtr. & Swr. RRB         3,450,000      3,451,863
    De Kalb Cnty., GA Wtr. & Swr. RRB         3,080,000      3,116,652
    De Kalb Cnty., GA Wtr. & Swr. RRB         1,000,000      1,060,680
    De Kalb Cnty., GA Wtr. & Swr. RRB         1,000,000      1,056,550
    De Kalb Cnty., GA Wtr. & Swr. RRB         1,000,000      1,054,910
    Effingham Cnty., GA Sch. Dist. GO         1,260,000      1,426,925
    Effingham Cnty., GA Sch. Dist. GO         1,160,000      1,326,112
    Effingham Cnty., GA Sch. Dist. GO           500,000        577,115
    Fayette Cnty., GA Pub. Facs. Auth.
    RB, Criminal Justice Ctr. Proj.             550,000        648,026
    Fayette Cnty., GA Pub. Facs. Auth.
    RRB                                       6,420,000      6,427,447
    Fayette Cnty., GA Sch. Dist. GO           1,000,000      1,072,650
    Fayette Cnty., GA Sch. Dist. GO           1,600,000      1,765,120
    Fayette Cnty., GA Sch. Dist. GO           2,200,000      2,466,420
    Fayette Cnty., GA Sch. Dist. GO             600,000        657,198

Evergreen Georgia Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

                                                                  Evergreen Georgia Municipal   Wachovia Georgia Municipal
                                                                           Bond Fund                   Bond Fund
--------------------------------------------------------------------------------------------------------------------------
                                                       Maturity    Principal                     Principal
                                             Coupon      Date        Amount     Market Value      Amount     Market Value
--------------------------------------------------------------------------------------------------------------------------
    Forsyth Cnty., GA Sch. Dist. GO            6.75    7/1/2016     1,000,000      1,225,870     1,000,000     1,227,650
    Forsyth Cnty., GA Sch. Dist. GO            6.00    2/1/2014     1,000,000      1,142,870
    Forsyth Cnty., GA GO                      6.125    3/1/2017     1,000,000      1,136,520
    Forsyth Cnty., GA GO                       5.50    3/1/2020                                  1,000,000     1,070,620
    Forsyth Cnty., GA Wtr. & Swr. Auth.
    RB                                         6.25    4/1/2017     1,000,000      1,175,560
    Fulton Cnty., GA Dev. Auth. RB,
    Georgia Tech Foundation Sac II
    Project                                    5.75   11/1/2017     1,950,000      2,157,051
    Fulton Cnty., GA Dev. Auth. RB             5.75   11/1/2013                                  1,200,000     1,360,524
    Fulton Cnty., GA Bldg. Auth. RRB           5.80    1/1/2005                                  1,880,000     1,981,163
    Fulton Cnty., GA Facs. Corp. COP           5.50   11/1/2018                                  1,000,000     1,073,610
    Fulton Cnty., GA Sch. Dist. GO             5.25    1/1/2015                                  1,000,000     1,087,630
    Fulton Cnty., GA Dev. Auth. Spl.
    Facs. RB, Delta Airlines, Inc. Proj.       5.30    5/1/2013     2,000,000      1,995,200
    Fulton Cnty., GA Residential Care
    Facs. RB, Sr. Lien, RHA Assisted
    Living, Ser. A                             6.90    7/1/2019     1,500,000      1,459,395
    Fulton Cnty., GA Residential Care
    Facs. RB, Canterbury Court Proj.           6.20   10/1/2019     1,820,000      1,806,204
    Fulton Cnty., GA Wtr. & Swr. RB,           6.25    1/1/2006     1,420,000      1,585,955
    Fulton Cnty., GA Wtr. & Swr. ETM RB,      6.375    1/1/2014       390,000        461,538
    Gainesville & Hall Cnty., GA Dev.
    Auth. RB, Sr. Living Facs., Lanier
    Vlg. Estates, Ser. C                       6.75  11/15/2015     1,000,000        977,580
    Gainesville & Hall Cnty., GA Dev.
    Auth. RB, Sr. Living Facs., Lanier
    Vlg. Estates, Ser. C                       7.25  11/15/2029     1,000,000        991,540
    Gainesville & Hall Cnty., GA Hosp.
    Auth. RB, Northeast GA Hlth. Sys.,
    Inc. Proj.                                 6.00   5/15/2014     2,340,000      2,626,720
    Gainesville, GA Wtr. & Swr. RB             5.25  11/15/2010     1,000,000      1,100,260
    Georgia Muni. Gas Auth. RB                 6.00    7/1/2004                                    500,000       538,805
    Georgia GO                                 5.00    7/1/2009                                  1,000,000     1,080,940
    Georgia GO                                 5.25   10/1/2014                                  1,200,000     1,316,280
    Georgia GO                                 5.75    3/1/2015                                  1,000,000     1,108,710
    Georgia GO                                 5.95    3/1/2004                                  1,000,000     1,073,920
    Georgia GO                                 6.00   10/1/2003                                  2,415,000     2,579,631
    Georgia GO                                 6.00    7/1/2012                                  1,970,000     2,263,017
    Georgia GO                                 6.00    4/1/2015                                  1,780,000     2,081,781
    Georgia GO                                 6.25    4/1/2007                                  1,430,000     1,629,771
    Georgia GO                                 6.25    4/1/2008                                  1,300,000     1,495,754
    Georgia GO                                 6.25    8/1/2011                                  1,140,000     1,353,887
    Georgia GO                                 6.25    8/1/2013                                  1,250,000     1,491,513
    Georgia GO                                 6.50    4/1/2006                                    500,000       567,865
    Georgia GO                                 6.70    8/1/2010                                  1,000,000     1,208,210
    Georgia GO                                 6.80    8/1/2005                                  2,000,000     2,271,760
    Georgia GO                                 7.20    3/1/2006                                  1,005,000     1,166,524
    Georgia GO                                 7.25    7/1/2004                                    765,000       854,298
    Georgia GO                                 7.25    7/1/2008                                  1,750,000     2,121,368
    Georgia HFA SFHRB                          5.80   12/1/2021     1,000,000      1,039,950
    Georgia HFA SFHRB, Sub Ser. D4             5.50    6/1/2017       715,000        736,350
    Georgia HFA SFHRB, Sub Ser. D4             5.65    6/1/2021     2,000,000      2,063,460
    Georgia Muni. Elec. Auth. Pwr. RB,
    Ser. B                                     6.25    1/1/2017     1,000,000      1,181,240
    Georgia Muni. Elec. Auth. Pwr. RB,
    Ser. EE                                    7.25    1/1/2024       400,000        532,680
    Glynn-Brunswick, GA Mem. Hosp. Auth.
    RB,                                        6.00    8/1/2016     2,050,000      2,229,478
    Gwinnett Cnty., GA Wtr. & Swr. COP,        8.60    8/1/2003     2,500,000      2,770,450
    Gwinnett Cnty., GA Hsg. Auth. RRB          5.50    4/1/2026                                  1,850,000     1,936,802
    Gwinnett Cnty., GA Wtr. And Swr.
    Auth. RB                                   5.00    8/1/2017                                  2,000,000     2,063,060
    Gwinnett Cnty., GA COP                     8.50    8/1/2002                                  1,000,000     1,053,680
    Hall Cnty., GA Sch. Dist. GO               6.45   12/1/2009     1,210,000      1,364,287
    Hall Cnty., GA Sch. Dist. GO               6.70   12/1/2014       500,000        567,600
    Henry Cnty., GA  Wtr. & Swr. Auth.
    RRB                                       5.625    2/1/2030                                  1,000,000     1,063,590
    Henry Cnty., GA Sch. Dist. GO              6.45    8/1/2011                                  1,000,000     1,165,720
    Henry Cnty., GA Sch. Dist. GO             5.125    8/1/2014                                  1,000,000     1,063,260
    Jackson Cnty., GA Wtr. & Sewage Auth.
    RB, Ser. A                                 5.75    9/1/2017     1,530,000      1,695,577
    Med. Ctr. Hosp. Auth., GA RB,
    Columbus Regl. Healthcare Sys.             6.10    8/1/2014     2,000,000      2,263,260
    Macon-Bibb Cnty., GA Hosp. Auth. RRB       5.30    8/1/2011                                  1,000,000     1,091,230
    Marietta, GA GO                            4.50    2/1/2019                                  3,425,000     3,302,556
    Meriwether Cnty., GA Sch. Dist. GO         7.00    2/1/2007                                    500,000       584,170
    Metropolitan Atlanta Rapid Transit
    Auth., GA Sales Tax RRB, Ser. P            6.25    7/1/2011     1,000,000      1,176,040     1,000,000     1,177,370
    Middle, GA Coliseum Auth. RB, GA
    Coliseum Proj., Ser. A                    5.375    7/1/2014     1,000,000      1,043,740
    Muni. Electric Auth. of GA RB              5.25    1/1/2013                                  1,000,000     1,084,920
    Oglethorpe Power Corp. Scherer Proj.
    RB                                         5.25    7/1/2031                                  1,000,000     1,012,900
    Paulding Cnty., GA Sch. Dist. GO          6.625    2/1/2009                                  1,000,000     1,178,580
    Private Colleges & Universities Facs.
    of GA RRB                                  5.50   11/1/2033                                  1,000,000     1,052,840
    Private Colleges & Universities Facs.
    of GA RRB                                 5.625    6/1/2023                                  1,000,000     1,030,520
    Private Colleges & Universities Facs.
    of GA RRB                                  6.00   11/1/2002                                  1,000,000     1,040,490
    Richmond Cnty., GA Pub. Facs., Inc.
    COP                                        6.10   11/1/2020                                  2,000,000     2,250,060

                                            Evergreen Georgia Municipal
                                                Bond Fund Pro Forma
-------------------------------------------------------------------------
                                             Principal    Combined Market
                                               Amount          Value
-------------------------------------------------------------------------
    Forsyth Cnty., GA Sch. Dist. GO           2,000,000      2,453,520
    Forsyth Cnty., GA Sch. Dist. GO           1,000,000      1,142,870
    Forsyth Cnty., GA GO                      1,000,000      1,136,520
    Forsyth Cnty., GA GO                      1,000,000      1,070,620
    Forsyth Cnty., GA Wtr. & Swr. Auth.
    RB                                        1,000,000      1,175,560
    Fulton Cnty., GA Dev. Auth. RB,
    Georgia Tech Foundation Sac II
    Project                                   1,950,000      2,157,051
    Fulton Cnty., GA Dev. Auth. RB            1,200,000      1,360,524
    Fulton Cnty., GA Bldg. Auth. RRB          1,880,000      1,981,163
    Fulton Cnty., GA Facs. Corp. COP          1,000,000      1,073,610
    Fulton Cnty., GA Sch. Dist. GO            1,000,000      1,087,630
    Fulton Cnty., GA Dev. Auth. Spl.
    Facs. RB, Delta Airlines, Inc. Proj.      2,000,000      1,995,200
    Fulton Cnty., GA Residential Care
    Facs. RB, Sr. Lien, RHA Assisted
    Living, Ser. A                            1,500,000      1,459,395
    Fulton Cnty., GA Residential Care
    Facs. RB, Canterbury Court Proj.          1,820,000      1,806,204
    Fulton Cnty., GA Wtr. & Swr. RB,          1,420,000      1,585,955
    Fulton Cnty., GA Wtr. & Swr. ETM RB,        390,000        461,538
    Gainesville & Hall Cnty., GA Dev.
    Auth. RB, Sr. Living Facs., Lanier
    Vlg. Estates, Ser. C                      1,000,000        977,580
    Gainesville & Hall Cnty., GA Dev.
    Auth. RB, Sr. Living Facs., Lanier
    Vlg. Estates, Ser. C                      1,000,000        991,540
    Gainesville & Hall Cnty., GA Hosp.
    Auth. RB, Northeast GA Hlth. Sys.,
    Inc. Proj.                                2,340,000      2,626,720
    Gainesville, GA Wtr. & Swr. RB            1,000,000      1,100,260
    Georgia Muni. Gas Auth. RB                  500,000        538,805
    Georgia GO                                1,000,000      1,080,940
    Georgia GO                                1,200,000      1,316,280
    Georgia GO                                1,000,000      1,108,710
    Georgia GO                                1,000,000      1,073,920
    Georgia GO                                2,415,000      2,579,631
    Georgia GO                                1,970,000      2,263,017
    Georgia GO                                1,780,000      2,081,781
    Georgia GO                                1,430,000      1,629,771
    Georgia GO                                1,300,000      1,495,754
    Georgia GO                                1,140,000      1,353,887
    Georgia GO                                1,250,000      1,491,513
    Georgia GO                                  500,000        567,865
    Georgia GO                                1,000,000      1,208,210
    Georgia GO                                2,000,000      2,271,760
    Georgia GO                                1,005,000      1,166,524
    Georgia GO                                  765,000        854,298
    Georgia GO                                1,750,000      2,121,368
    Georgia HFA SFHRB                         1,000,000      1,039,950
    Georgia HFA SFHRB, Sub Ser. D4              715,000        736,350
    Georgia HFA SFHRB, Sub Ser. D4            2,000,000      2,063,460
    Georgia Muni. Elec. Auth. Pwr. RB,
    Ser. B                                    1,000,000      1,181,240
    Georgia Muni. Elec. Auth. Pwr. RB,
    Ser. EE                                     400,000        532,680
    Glynn-Brunswick, GA Mem. Hosp. Auth.
    RB,                                       2,050,000      2,229,478
    Gwinnett Cnty., GA Wtr. & Swr. COP,       2,500,000      2,770,450
    Gwinnett Cnty., GA Hsg. Auth. RRB         1,850,000      1,936,802
    Gwinnett Cnty., GA Wtr. And Swr.
    Auth. RB                                  2,000,000      2,063,060
    Gwinnett Cnty., GA COP                    1,000,000      1,053,680
    Hall Cnty., GA Sch. Dist. GO              1,210,000      1,364,287
    Hall Cnty., GA Sch. Dist. GO                500,000        567,600
    Henry Cnty., GA  Wtr. & Swr. Auth.
    RRB                                       1,000,000      1,063,590
    Henry Cnty., GA Sch. Dist. GO             1,000,000      1,165,720
    Henry Cnty., GA Sch. Dist. GO             1,000,000      1,063,260
    Jackson Cnty., GA Wtr. & Sewage Auth.
    RB, Ser. A                                1,530,000      1,695,577
    Med. Ctr. Hosp. Auth., GA RB,
    Columbus Regl. Healthcare Sys.            2,000,000      2,263,260
    Macon-Bibb Cnty., GA Hosp. Auth. RRB      1,000,000      1,091,230
    Marietta, GA GO                           3,425,000      3,302,556
    Meriwether Cnty., GA Sch. Dist. GO          500,000        584,170
    Metropolitan Atlanta Rapid Transit
    Auth., GA Sales Tax RRB, Ser. P           2,000,000      2,353,410
    Middle, GA Coliseum Auth. RB, GA
    Coliseum Proj., Ser. A                    1,000,000      1,043,740
    Muni. Electric Auth. of GA RB             1,000,000      1,084,920
    Oglethorpe Power Corp. Scherer Proj.
    RB                                        1,000,000      1,012,900
    Paulding Cnty., GA Sch. Dist. GO          1,000,000      1,178,580
    Private Colleges & Universities Facs.
    of GA RRB                                 1,000,000      1,052,840
    Private Colleges & Universities Facs.
    of GA RRB                                 1,000,000      1,030,520
    Private Colleges & Universities Facs.
    of GA RRB                                 1,000,000      1,040,490
    Richmond Cnty., GA Pub. Facs., Inc.
    COP                                       2,000,000      2,250,060

Evergreen Georgia Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

                                                                  Evergreen Georgia Municipal   Wachovia Georgia Municipal
                                                                           Bond Fund                   Bond Fund
--------------------------------------------------------------------------------------------------------------------------
                                                       Maturity    Principal                     Principal
                                             Coupon      Date        Amount     Market Value      Amount     Market Value
--------------------------------------------------------------------------------------------------------------------------
    Rockdale Cnty., GA Sch. Dist. GO           6.30    1/1/2007                                  1,500,000     1,664,730
    Rockdale Cnty., GA Sch. Dist. GO           6.20    1/1/2006                                  1,000,000     1,106,190
    Peach Cnty., GA Sch. Dist. GO              6.50    2/1/2006       525,000        592,814
    Savannah, GA Hosp. Auth. RB, St.
    Joseph's Hosp. Proj.                      6.125    7/1/2012     1,500,000      1,619,790
    Savannah, GA Hosp. Auth. RB, St.
    Joseph's Hosp. Proj.                       6.20    7/1/2023       500,000        540,595
    Savannah, GA EDA RB, Mighty Eighth
    Air Force                                 5.875    1/1/2012     1,000,000      1,057,010
    Savannah, GA Res. Recovery Dev. Auth.
    RB                                         6.30   12/1/2006                                  2,335,000     2,377,614
    Washington Cnty., GA Sch. Dist. GO        6.875    1/1/2014     1,300,000      1,476,332
                                                                                  ----------                 -----------
                                                                                  78,647,666                 123,348,530

Maryland - 0.4%
    Frederick Cnty., MD Spl. Obl. RB,
    Urbana CDA                                6.625    7/1/2025       750,000        767,595
                                                                                  ----------

Puerto Rico - 1.7%
    Childrens Trust Fd. P R RB                 5.75    7/1/2020     1,885,000      2,015,348
    Commonwealth of Puerto Rico GO             5.65    7/1/2015     1,000,000      1,147,500
    Puerto Rico Pub. Fin. Corp. RB,
    Ser. A                                     5.50    8/1/2020       500,000        541,290
                                                                                  ----------
                                                                                   3,704,138

South Carolina - 0.7%
    Horry Cnty., SC Hosp. Fee Spl. Obl.
    RB                                         6.00    4/1/2014     1,305,000      1,459,864
                                                                                  ----------

U. S. Virgin Islands- 1.4%
    Virgin Islands Wtr. & Pwr. Auth.
    Elec. Sys. RB                              5.25    7/1/2008       750,000        789,938
    Virgin Islands Wtr. & Pwr. Auth.
    Elec. Sys. RB                              5.30    7/1/2018     1,250,000      1,225,100
    Virgin Islands Pub. Fin. Auth. RB,
    Sr. Lien, Ser. A                           5.50   10/1/2018     1,000,000      1,010,630
                                                                                  ----------
                                                                                   3,025,668
                                                                                  ----------                 -----------
    Total Municipal Bonds                                                         88,714,577                 123,348,530
                                                                                  ----------                 -----------

                                                                      Shares     Market Value     Shares     Market Value
                                                                      ----------------------------------------------------
SHORT TERM INVESTMENTS - 3.6%
Mutual Fund Shares - 3.6%
    Evergreen Institutional Municipal
    Money Market Fund @                                               943,866        943,866
    AIM Global Management Short Term
    Investments                                                                                        398           398
    Dreyfus Tax Exempt                                                                                  32            32
    Federated Tax-Free Obligations Fund                                                          3,901,127     3,901,127
    Fidelity Tax Exempt Money Market Fund                                                        3,000,169     3,000,169
                                                                                  ----------                 -----------
    Total Short Term Investments                                                     943,866                   6,901,726
                                                                                  ----------                 -----------

--------------------------------------------------------------------------------------------------------------------------

    Total Investments (cost $83,298,894,
    $123,929,381 and $207,228,275,
    respectively)-  101.8%                                                        89,658,443                 130,250,256
                                                                                  ----------                 -----------

    Other Assets and Liabilities - (1.8%)                                          1,121,576                  (5,095,064)
                                                                                  ----------                 -----------
    Net Assets - 100.0%                                                           90,780,019                 125,155,192
                                                                                  ==========                 ===========

                                             Evergreen Georgia Municipal
                                                 Bond Fund Pro Forma
--------------------------------------------------------------------------
                                              Principal    Combined Market
                                                Amount          Value
--------------------------------------------------------------------------
    Rockdale Cnty., GA Sch. Dist. GO           1,500,000       1,664,730
    Rockdale Cnty., GA Sch. Dist. GO           1,000,000       1,106,190
    Peach Cnty., GA Sch. Dist. GO                525,000         592,814
    Savannah, GA Hosp. Auth. RB, St.
    Joseph's Hosp. Proj.                       1,500,000       1,619,790
    Savannah, GA Hosp. Auth. RB, St.
    Joseph's Hosp. Proj.                         500,000         540,595
    Savannah, GA EDA RB, Mighty Eighth
    Air Force                                  1,000,000       1,057,010
    Savannah, GA Res. Recovery Dev. Auth.
    RB                                         2,335,000       2,377,614
    Washington Cnty., GA Sch. Dist. GO         1,300,000       1,476,332
                                                           -------------
                                                             201,996,196

Maryland - 0.4%
    Frederick Cnty., MD Spl. Obl. RB,
    Urbana CDA                                   750,000         767,595
                                                           -------------

Puerto Rico - 1.7%
    Childrens Trust Fd. P R RB                 1,885,000       2,015,348
    Commonwealth of Puerto Rico GO             1,000,000       1,147,500
    Puerto Rico Pub. Fin. Corp. RB,
    Ser. A                                       500,000         541,290
                                                           -------------
                                                               3,704,138

South Carolina - 0.7%
    Horry Cnty., SC Hosp. Fee Spl. Obl.
    RB                                         1,305,000       1,459,864
                                                           -------------

U. S. Virgin Islands- 1.4%
    Virgin Islands Wtr. & Pwr. Auth.
    Elec. Sys. RB                                750,000         789,938
    Virgin Islands Wtr. & Pwr. Auth.
    Elec. Sys. RB                              1,250,000       1,225,100
    Virgin Islands Pub. Fin. Auth. RB,
    Sr. Lien, Ser. A                           1,000,000       1,010,630
                                                           -------------
                                                               3,025,668
                                                           -------------
    Total Municipal Bonds                                    212,063,107
                                                           -------------

                                                Shares      Market Value
                                             ---------------------------
SHORT TERM INVESTMENTS - 3.6%
Mutual Fund Shares - 3.6%
    Evergreen Institutional Municipal
    Money Market Fund @                          943,866         943,866
    AIM Global Management Short Term
    Investments                                      398             398
    Dreyfus Tax Exempt                                32              32
    Federated Tax-Free Obligations Fund        3,901,127       3,901,127
    Fidelity Tax Exempt Money Market Fund      3,000,169       3,000,169
                                                           -------------
    Total Short Term Investments                               7,845,592
                                                           -------------

--------------------------------------------------------------------------

    Total Investments (cost $83,298,894,
    $123,929,381 and $207,228,275,
    respectively)-  101.8%                                   219,908,699
                                                           -------------

    Other Assets and Liabilities - (1.8%)                     (3,973,488)
                                                           -------------
    Net Assets - 100.0%                                    $ 215,935,211
                                                           =============

@ The advisor of the Evergreen Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corp.

Summary of Abbreviations:

CDA    Community Development Authority
COP    Certificates of Participation
EDA    Economic Development Authority
ETM    Escrowed to Maturity
GO     General Obligation
HFA    Housing Finance Authority
IDA    Industrial Development Authority
MHRB   Multifamily Housing Revenue Bond
PCRB   Pollution Control Revenue Bond
RRB    Refunding Revenue Bond
RB     Revenue Bond
RHA    Residential Housing Association
SFHRB  Single Family Housing Revenue Bond

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Georgia Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
August 31, 2001

                                                                    Evergreen         Wachovia
                                                                     Georgia           Georgia                     Evergreen Georgia
                                                                 Municipal Bond    Municipal Bond                    Municipal Bond
                                                                      Fund              Fund         Adjustments     Fund Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                     $ 83,298,894      $ 123,929,381                    $ 207,228,275
Net unrealized gains on securities                                   6,359,549          6,320,875                       12,680,424
------------------------------------------------------------------------------------------------------------------------------------
Market value of securities                                          89,658,443        130,250,256                      219,908,699
Cash                                                                         0                 74                               74
Receivable for Fund shares sold                                        202,995                  0                          202,995
Interest receivable                                                  1,269,210          1,732,555                        3,001,765
Receivable from investment advisor                                       4,820                  0                            4,820
Prepaid expenses and other assets                                        4,591                  0                            4,591
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                      91,140,059        131,982,885                      223,122,944
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Distributions Payable                                                  321,631            431,896                          753,527
Payable for securities purchased                                             0          6,318,170                        6,318,170
Payable for Fund shares redeemed                                        26,837                  0                           26,837
Advisory fee payable                                                         0             46,777                           46,777
Distribution Plan expenses payable                                       2,007              3,118                            5,125
Due to other related parties                                               993              8,799                            9,792
Accrued expenses and other liabilities                                   8,572             18,933                           27,505
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                    360,040          6,827,693                        7,187,733
------------------------------------------------------------------------------------------------------------------------------------

Net assets                                                        $ 90,780,019      $ 125,155,192                    $ 215,935,211
====================================================================================================================================

Net assets represented by
Paid-in capital                                                   $ 86,987,920      $ 119,268,169                    $ 206,256,089
Undistributed (overdistributed) net investment income                  (25,723)                65                          (25,658)
Accumulated net realized losses on securities                       (2,541,727)          (433,917)                      (2,975,644)
Net unrealized gains on securities                                   6,359,549          6,320,875                       12,680,424
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                        $ 90,780,019      $ 125,155,192                    $ 215,935,211
====================================================================================================================================

Class A Shares
Net Assets                                                        $ 10,577,413      $   4,745,136                    $  15,322,549
Shares of Beneficial Interest Outstanding                            1,038,419            417,401        48,444 a        1,504,264
Net Asset Value                                                   $      10.19      $       11.37                    $       10.19
Maximum Offering Price (based on sales charge of 4.75%, 4.50%
and 4.75%, respectively)                                          $      10.70      $       11.91                    $       10.70

Class B Shares
Net Assets                                                        $ 15,844,566                 --                    $  15,844,566
Shares of Beneficial Interest Outstanding                            1,555,552                 --                        1,555,552
Net Asset Value                                                   $      10.19                 --                    $       10.19

Class I Shares
Net Assets                                                        $ 64,358,040      $ 120,410,056                    $ 184,768,096
Shares of Beneficial Interest Outstanding                            6,318,309         10,591,752     1,229,395 a       18,139,456
Net Asset Value                                                   $      10.19      $       11.37                    $       10.19

(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Georgia Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended August 31, 2001

                                                                                                                   Evergreen
                                                          Evergreen            Wachovia                        Georgia Municipal
                                                      Georgia Municipal   Georgia Municipal                      Bond Fund Pro
                                                          Bond Fund           Bond Fund         Adjustments          Forma
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                          $ 4,801,730        $  5,793,811                         $ 10,595,541
--------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                             $   362,826        $    863,007        $(379,408) a     $    846,425
Distribution Plan expenses                                   160,864              11,828                0             172,692
Transfer agent fees                                           24,242               4,132           10,372  b           38,746
Administrative services fees                                  86,387              82,629           32,514  e          201,530
Custodian fees                                                24,278              33,721              822  b           58,821
Printing and postage expenses                                  4,762               4,210            2,381  b           11,353
Registration and filing fees                                  36,687              25,191          (22,816) c           39,062
Professional fees                                             17,873              25,092          (15,103) c           27,862
Trustees' fees and expenses                                    2,039               1,586              717  b            4,342
Other                                                            744               5,578           (5,578) c              744
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                               720,702           1,056,974         (376,099)          1,401,577
Less: Expense reductions                                      (4,162)                                                  (4,162)
       Fee waivers                                          (107,253)           (354,745)         281,572  d         (180,426)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 609,287             702,229          (94,527)          1,216,989
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      4,192,443           5,091,582           94,527           9,378,552
--------------------------------------------------------------------------------------------------------------------------------

Net realized gains or losses on securities                  (415,268)          1,290,575                              875,307
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized gains on securities               4,245,506           4,234,796                            8,480,302
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on securities            3,830,238           5,525,371                            9,355,609
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations     $ 8,022,681        $ 10,616,953        $  94,527        $ 18,734,160
================================================================================================================================

(a) Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
(b) Reflects an increase based on the combined asset level of the surviving fund.
(c) Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(d) Reflects an adjustment for fee waivers; fee waivers necessary for surviving fund.
(e) Reflects an increase due to an increase in shareholder accounts in the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Georgia Municipal Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
August 31, 2001

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Georgia Municipal Bond Fund and Wachovia Georgia Municipal Bond Fund at August 31, 2001 and for the respective periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Wachovia Georgia Municipal Bond Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Wachovia Georgia Municipal Bond Fund by Evergreen Georgia Municipal Bond Fund, in exchange for Class A and Class I shares of Evergreen Georgia Municipal Bond Fund. Thereafter, there will be a distribution of Class A and Class I shares of Evergreen Georgia Municipal Bond Fund to the Class A and Class Y shareholders of Wachovia Georgia Municipal Bond Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Wachovia Georgia Municipal Bond Fund will become the owners of that number of full and fractional Class A and Class I shares of Evergreen Georgia Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Georgia Municipal Bond Fund as of the close of business immediately prior to the date that Wachovia Georgia Municipal Bond Fund net assets are exchanged for Class A and Class I shares of Evergreen Georgia Municipal Bond Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Wachovia Georgia Municipal Bond Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Georgia Municipal Bond Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A and Class I shares of Evergreen Georgia Municipal Bond Fund which would have been issued at August 31, 2001 in connection with the proposed Reorganization. Class A and Class Y shareholders of Wachovia Georgia Municipal Bond Fund would receive Class A and Class I shares, respectively, of Evergreen Georgia Municipal Bond Fund based on conversion ratios determined on August 31, 2001. The conversion ratios are calculated by dividing the net asset value per share of Class A and Class Y of Wachovia Georgia Municipal Bond Fund by the net asset value per share of Class A and Class I, respectively, of Evergreen Georgia Municipal Bond Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Evergreen Georgia Municipal Bond Fund for the twelve months ended August 31, 2001 and to the average net assets of the Wachovia Georgia Municipal Bond Fund for the twelve months ended August 31, 2001. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.